EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C SECTION 1350

AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

March 30, 2012

In connection with the Annual Report of Ohio Legacy Corp (the "Company") on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Rick L. Hull	/s/ Jane Marsh
Rick L. Hull	Jane Marsh
President and Chief Executive Officer	Senior Vice President, Chief Financial Officer
and Treasurer